Agent Designation Amendment to the Tax Receivable Agreement
February 22, 2022
    This Agent Designation Amendment (this “Amendment”) to the Tax Receivable Agreement dated as of January 17, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Blocker Tax Receivable Agreement”), by and among Liberty Oilfield Services, Inc., a Delaware corporation and R/C Energy IV Direct Partnership, L.P. (“Riverstone”) . Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Tax Receivable Agreement.
WHEREAS, on January 21, 2022, Riverstone assigned to Parallaxes Proton, LLC (“Parallaxes”), and Parallaxes assumed from Riverstone, all of Riverstone’s right, title and interest in, to and under the Blocker Tax Receivable Agreement in its capacity as a TRA Holder, including the right of Riverstone to receive all payments that are or may become payable to Riverstone pursuant to the Blocker Tax Receivable Agreement; and
WHEREAS, Section 7.6(b) of the Blocker Tax Receivable Agreement provides that the Agent may be changed with the prior written consent of the Corporate Taxpayer and the Majority TRA Holders;
NOW, THEREFORE, in consideration of the mutual covenants contained herein and in other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agrees as follows:
1.Replacement of Agent. Pursuant to Section 7.6(b) of the Blocker Tax Receivable Agreement, as of the date hereof, the Agent under the Blocker Tax Receivable Agreement shall be designated as Parallaxes. For the avoidance of doubt, Riverstone shall no longer be the Agent under the Blocker Tax Receivable Agreement.

2.Notice. All notices and other deliverables under the Blocker Tax Receivable Agreement to Agent shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by Parallaxes as Agent:
Parallaxes Capital Management, LLC
250 Park Avenue Floor 7
New York, NY 10177
Attn: Andrew Lee
E-mail: andy@plxcap.com

3.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

4.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

CORPORATE TAXPAYER:

LIBERTY OILFIELD SERVICES INC.
By:	/s/ R. Sean Elliott
	Name:	R. Sean Elliott
	Title:	Vice President and General Counsel

[Signature Page to Amendment]

AGENT:

PARALLAXES PROTON, LLC By: Parallaxes Capital Opportunity Fund II, L.P., its member By: Parallaxes Capital Opportunity Fund III, L.P., its member By: Parallaxes Capital Management, LLC, their manager
By:	/s/ Andrew Lee
	Name:	Andrew Lee
	Title:	Chief Investment Officer

TRA HOLDER:

PARALLAXES PROTON, LLC By: Parallaxes Capital Opportunity Fund II, L.P., its member By: Parallaxes Capital Opportunity Fund III, L.P., its member By: Parallaxes Capital Management, LLC, their manager
By:	/s/ Andrew Lee
	Name:	Andrew Lee
	Title:	Chief Investment Officer

[Signature Page to Amendment]

AGENT R/C ENERGY IV DIRECT PARTNERSHIP, L.P. By: Riverstone/Carlyle Energy Partners IV, L.P., its General Partner By: R/C Energy GP IV, LLC, its General Partner
By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Authorized Person

[Signature Page to Amendment]